10.4 - Investment Agreement.doc

                                FINDEX.COM, INC.

                              INVESTMENT AGREEMENT

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES AUTHORITIES. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL AND STATE SECURITIES LAWS.

         THIS INVESTMENT AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THE INVESTOR MUST RELY ON ITS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE ATTACHED DISCLOSURE DOCUMENTS AS EXHIBIT I.

         SEE ADDITIONAL LEGENDS AT SECTIONS 4.7.


                  THIS INVESTMENT AGREEMENT (this "Agreement" or "Investment Agreement") is made as of the 6th day of June, 2001, by and between FindEx.com, Inc., a corporation duly organized and existing under the laws of the State of Nevada (the "Company"), and the undersigned Investor executing this Agreement ("Investor").

                                  RECITALS:

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to the Investor, and the Investor shall purchase from the Company, from time to time as provided herein, shares of the Company's Common Stock, as part of an offering of Common Stock by the Company to Investor, for a maximum aggregate offering amount of Fifteen Million Dollars ($15,000,000) (the "Maximum Offering Amount"); and

         WHEREAS, the solicitation of this Investment Agreement and, if accepted by the Company, the offer and sale of the Common Stock are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated under the Act, Section 4(2) of the Act, and/or upon such other exemption from the registration requirements of the Act as may be available with respect to any or all of the purchases of Common Stock to be made hereunder.

                                     TERMS:

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement (including the recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "20% Approval" shall have the meaning set forth in Section 5.25.

         "9.9% Limitation" shall have the meaning set forth in Section 2.3.1(f).

         "Accredited Investor" shall have the meaning set forth in Section 3.1.

         "Act" shall mean the Securities Act of 1933, as amended.

         "Advance Put Notice" shall have the meaning set forth in Section 2.3.1(a), the form of which is attached hereto as Exhibit D.

         "Advance Put Notice Confirmation" shall have the meaning set forth in
Section 2.3.1(a), the form of which is attached hereto as Exhibit E.

         "Advance Put Notice Date" shall have the meaning set forth in Section 2.3.1(a).

         "Affiliate" shall have the meaning as set forth in Section 6.4.

         "Aggregate Issued Shares" equals the aggregate number of shares of Common Stock issued to Investor pursuant to the terms of this Agreement or the Registration Rights Agreement as of a given date, including Put Shares and Warrant Shares.

         "Agreed Upon Procedures Report" shall have the meaning set forth in
Section 2.5.3(b).

         "Agreement" shall mean this Investment Agreement.

         "Automatic Termination" shall have the meaning set forth in Section 2.3.2.

         "Bring Down Cold Comfort Letters" shall have the meaning set forth in
Section 2.3.7(b).

         "Business Day" shall mean any day during which the Principal Market is open for trading.

         "Calendar Month" shall mean the period of time beginning on the numeric day in question in a calendar month and for Calendar Months thereafter, beginning on the earlier of (i) the same numeric day of the next calendar month or (ii) the last day of the next calendar month. Each Calendar Month shall end on the day immediately preceding the beginning of the next succeeding Calendar Month.

         "Cap Amount" shall have the meaning set forth in Section 2.3.11.

         "Capital Raising Limitations" shall have the meaning set forth in
Section 6.5.1.

         "Capitalization Schedule" shall have the meaning set forth in Section 3.2.4, attached hereto as Exhibit J.

         "Change in Control" shall have the meaning set forth within the definition of Major Transaction, below.

         "Closing" shall mean one of (i) the Investment Commitment Closing and
(ii) each closing of a purchase and sale of Common Stock pursuant to Section 2.

         "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security during Normal Trading on the O.T.C. Bulletin Board, or, if the O.T.C. Bulletin Board is not the principal securities exchange or trading market for such security, the last closing bid price during Normal Trading of such security on the principal securities exchange or trading market where such security is listed or traded as reported by such principal securities exchange or trading market, or if the foregoing do not apply, the last closing bid price during Normal Trading of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Investor in this Offering. If the Company and the Investor in this Offering are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and the Investor in this Offering and any fees and costs associated therewith shall be paid by the Company.

         "Commitment Evaluation Period" shall have the meaning set forth in
Section 2.6.

         "Commitment Period" shall have the meaning set forth in Section
2.3.2(d).

         "Commitment Warrants" shall have the meaning set forth in Section 2.4.1, the form of which is attached hereto as Exhibit P.

         "Common Shares" shall mean the shares of Common Stock of the Company.

         "Common Stock" shall mean the common stock of the Company.

         "Company" shall mean FindEx.com, Inc., a corporation duly organized and existing under the laws of the State of Nevada.

         "Company Designated Maximum Put Dollar Amount" shall have the meaning set forth in Section 2.3.1(a).

         "Company Designated Minimum Put Share Price" shall have the meaning set forth in Section 2.3.1(a).

         "Company Termination" shall have the meaning set forth in Section
2.3.12.

         "Conditions to Investment Commitment Closing" shall have the meaning as set forth in Section 2.2.2.

         "Delisting Event" shall mean any time during the term of this Investment Agreement, that the Company's Common Stock is not listed for and actively trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange, or the New York Stock Exchange or is suspended or delisted with respect to the trading of the shares of Common Stock on such market or exchange.

         "Disclosure Documents" shall have the meaning as set forth in Section 3.2.4.

         "Due Diligence Review" shall have the meaning as set forth in Section 2.5.

         "DWAC Put Shares" shall mean Put Shares, in electronic form, without restriction on resale, that are delivered to the Depository Trust Company DWAC account specified by the Investor for the Put Shares.

         "Effective Date" shall have the meaning set forth in Section 2.3.1.

         "Equity Securities" shall have the meaning set forth in Section 6.5.1.

         "Evaluation Day" shall have the meaning set forth in Section 2.3.1(b).

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Excluded Day" shall have the meaning set forth in Section 2.3.1(b).

         "Extended Put Period" shall mean the period of time between the Advance Put Notice Date until the Pricing Period End Date.

         "Impermissible Put Cancellation" shall have the meaning set forth in
Section 2.3.1(e).

         "Indemnified Liabilities" shall have the meaning set forth in Section
9.

         "Indemnities" shall have the meaning set forth in Section 9.

         "Indemnitor" shall have the meaning set forth in Section 9.

         "Individual Put Limit" shall have the meaning set forth in Section
2.3.1 (b).

         "Ineffective Period" shall have the meaning given to it in the Registration Rights Agreement.

         "Ineffective Period Payment" shall have the meaning given to it in the Registration Rights Agreement.

         "Intended Put Share Amount" shall have the meaning set forth in Section 2.3.1(a).

         "Investment Commitment Closing" shall have the meaning set forth in
Section 2.2.1.

         "Investment Agreement" shall mean this Investment Agreement.

         "Investment Commitment Opinion of Counsel" shall mean an opinion from Company's independent counsel, substantially in the form attached as Exhibit B, or such other form as agreed upon by the parties, as to the Investment Commitment Closing.

         "Investment Date" shall mean the date of the Investment Commitment Closing.

         "Investor" shall have the meaning set forth in the preamble hereto.

         "Key Employee" shall have the meaning set forth in Section 5.17, as set forth in Exhibit M.

         "Late Payment Amount" shall have the meaning set forth in Section
2.3.9.

         "Legend" shall have the meaning set forth in Section 4.7.

         "Major Transaction" shall mean and shall be deemed to have occurred at such time upon any of the following events:

                  (i) a consolidation, merger or other business combination or event or transaction following which the holders of Common Stock of the Company immediately preceding such consolidation, merger, combination or event either
(i) no longer hold a majority of the shares of Common Stock of the Company or
(ii) no longer have the ability to elect the board of directors of the Company (a "Change of Control");

                  (ii) the sale or transfer of a portion of the Company's assets not in the ordinary course of business;

                  (iii) the purchase of assets by the Company not in the ordinary course of business; or

                  (iv) a purchase, tender or exchange offer made to the holders of outstanding shares of Common Stock.

         "Market Price" shall equal the average of the two (2) lowest daily Volume Weighted Average Prices for the Common Stock on the Principal Market during the Pricing Period for the applicable Put.

         "Material Facts" shall have the meaning set forth in Section 2.3.7(a).

         "Maximum Put Dollar Amount" shall mean the lesser of (i) the Company Designated Maximum Put Dollar Amount, if any, specified by the Company in a Put Notice, and (ii) $2 million.

         "Maximum Offering Amount" shall mean have the meaning set forth in the recitals hereto.

         "NASD" shall have the meaning set forth in Section 6.9.

         "Nasdaq 20% Rule" shall have the meaning set forth in Section 2.3.11.

         "Non-Usage Fee" shall have the meaning set forth in Section 2.6.

         "Normal Trading" shall mean trading that occurs between 9:30 AM and 4:00 PM, New York City Time, on any Business Day, and shall expressly exclude "after hours" trading.

         "Numeric Day" shall mean the numerical day of the month of the Investment Date or the last day of the calendar month in question, whichever is less.

         "NYSE" shall have the meaning set forth in Section 6.9.

         "Offering" shall mean the Company's offering of Common Stock and Warrants issued under this Investment Agreement.

         "Officer's Certificate" shall mean a certificate, signed by an officer of the Company, to the effect that the representations and warranties of the Company in this Agreement required to be true for the applicable Closing are true and correct in all material respects and all of the conditions and limitations set forth in this Agreement for the applicable Closing are satisfied.

         "Opinion of Counsel" shall mean, as applicable, the Investment Commitment Opinion of Counsel, the Put Opinion of Counsel, and the Registration Opinion.

         "Payment Due Date" shall have the meaning set forth in Section 2.3.9.

         "Pricing Period" shall mean, unless otherwise shortened under the terms of this Agreement, the period beginning on the Business Day immediately following the Put Date and ending on and including the date which is 20 Business Days after such Put Date.

         "Pricing Period End Date" shall mean the last Business Day of any Pricing Period.

         "Principal Market" shall mean the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         "Proceeding" shall have the meaning as set forth Section 5.1.

         "Purchase" shall have the meaning set forth in Section 2.3.8.

         "Put" shall have the meaning set forth in Section 2.3.1(d).

         "Put Closing" shall have the meaning set forth in Section 2.3.9.

         "Put Closing Date" shall have the meaning set forth in Section 2.3.9.

         "Put Date" shall mean the date that is specified by the Company in any Put Notice for which the Company intends to exercise a Put under Section 2.3.1, unless the Put Date is postponed pursuant to the terms hereof, in which case the "Put Date" is such postponed date.

         "Put Dollar Amount" shall be determined by multiplying the Put Share Amount by the respective Put Share Prices with respect to such Put Shares, subject to the limitations herein.

         "Put Interruption Date" shall have the meaning set forth in Section 2.3.4.

         "Put Interruption Event" shall have the meaning set forth in Section 2.3.4.

         "Put Interruption Notice" shall have the meaning set forth in Section 2.3.4.

         "Put Notice" shall have the meaning set forth in Section 2.3.1(d), the form of which is attached hereto as Exhibit F.

         "Put Notice Confirmation" shall have the meaning set forth in Section 2.3.1(d), the form of which is attached hereto as Exhibit G.

         "Put Opinion of Counsel" shall mean an opinion from Company's independent counsel, in the form attached as Exhibit H, or such other form as agreed upon by the parties, as to any Put Closing.

         "Put Share Amount" shall have the meaning as set forth Section
2.3.1(b).

         "Put Share Price" shall have the meaning set forth in Section 2.3.1(c).

         "Put Shares" shall mean shares of Common Stock that are purchased by the Investor pursuant to a Put.

         "Registrable Securities" shall have the meaning as set forth in the Registration Rights Agreement.

         "Registration Opinion" shall have the meaning set forth in Section 2.3.7(a), the form of which is attached hereto as Exhibit N.

         "Registration Opinion Deadline" shall have the meaning set forth in
Section 2.3.7(a).

         "Registration Rights Agreement" shall mean that certain registration rights agreement entered into by the Company and Investor on even date herewith, in the form attached hereto as Exhibit A, or such other form as agreed upon by the parties.

         "Registration Statement" shall have the meaning as set forth in the Registration Rights Agreement.

         "Regulation D" shall have the meaning set forth in the recitals hereto.

         "Reporting Issuer" shall have the meaning set forth in Section 6.2.

         "Restrictive Legend" shall have the meaning set forth in Section 4.7.

         "Required Put Documents" shall have the meaning set forth in Section 2.3.6.

         "Risk Factors" shall have the meaning set forth in Section 3.2.4, attached hereto as Exhibit I.

         "Schedule of Exceptions" shall have the meaning set forth in Section 5, and is attached hereto as Exhibit C.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities" shall mean this Investment Agreement, together with the Common Stock of the Company, the Warrants and the Warrant Shares issuable pursuant to this Investment Agreement.

         "Share Authorization Increase Approval" shall have the meaning set forth in Section 5.25.

         "Stockholder 20% Approval" shall have the meaning set forth in Section 6.11.

         "Supplemental Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

         "Term" shall have the meaning set forth in Section 6.19.

         "Termination Date" shall mean the earlier of (i) the date that is three
(3) years after the Effective Date, or (ii) the date that is thirty (30) Business Days after the earlier of (a) the Put Closing Date on which the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Offering Amount, (b) the date that the Company has delivered a Termination Notice to the Investor and has paid the Termination Fee in full, and (c) the date that both an Automatic Termination has occurred and the Company has paid the Termination Fee in full.

         "Termination Fee" shall have the meaning as set forth in Section 2.6.

         "Termination Notice" shall have the meaning as set forth in Section 2.3.12.

         "Third Party Report" shall have the meaning set forth in Section 3.2.4.

         "Trading Volume " shall mean the volume of shares of the Company's Common Stock that trade between 9:30 AM and 4:00 PM, New York City Time, on any Business Day, and shall expressly exclude any shares trading during "after hours" trading.

         "Transaction Documents" shall have the meaning set forth in Section 9.

         "Transfer Agent" shall have the meaning set forth in Section 6.10.

         "Transfer Agent Instructions" shall mean the Company's instructions to its transfer agent, substantially in the form attached as Exhibit O, or such other form as agreed upon by the parties.

         "Trigger Price" shall have the meaning set forth in Section 2.3.1(b).

         "Unlegended Share Certificates" shall mean a certificate or certificates (or electronically delivered shares, as appropriate) (in denominations as instructed by Investor) representing the shares of Common Stock to which the Investor is then entitled to receive, registered in the name of Investor or its nominee (as instructed by Investor) and not containing a restrictive legend or stop transfer order, including but not limited to the Put Shares for the applicable Put and Warrant Shares.

         "Use of Proceeds Schedule" shall have the meaning as set forth in
Section 3.2.4, attached hereto as Exhibit K.

         "Volume Limitations" shall have the meaning set forth in Section 2.3.1(b).

         "Warrant Antidilution Agreement" shall mean that certain Warrant Antidilution Agreement entered into by the Company and Investor on even date herewith, in the form attached hereto as Exhibit Q, or such other form as agreed upon by the parties.

         "Warrant Shares" shall mean the Common Stock issued or issuable upon exercise of the Warrants.

         "Warrants" shall mean the Commitment Warrants.

         2.       Purchase and Sale of Common Stock.

                  2.1  Offer to Subscribe.
                       ------------------

                  Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in Sections 2.2 and 2.3 below, Investor hereby agrees to purchase such amounts of Common Stock as the Company may, in its sole and absolute discretion, from time to time elect to issue and sell to Investor according to one or more Puts pursuant to Section 2.3 below.

                  2.2      Investment Commitment.
                           ---------------------

                           2.2.1  Investment  Commitment  Closing.  The closing
of this Agreement (the "Investment Commitment Closing") shall be deemed to occur when this Agreement, the Registration Rights Agreement, the Commitment Warrant and the Warrant Antidilution Agreement have been duly executed by both Investor and the Company, and the other Conditions to Investment Commitment Closing set forth in Section 2.2.2 below have been met.

                           2.2.2  Conditions  to  Investment   Commitment
Closing.   As  a  prerequisite  to  the Investment Commitment Closing, all of the following (the "Conditions to Investment Commitment Closing") shall have been satisfied prior to or concurrently with the Company's execution and delivery of this Agreement:

                  (a) the following documents shall have been delivered to the Investor: (i) the Registration Rights Agreement (executed by the Company and Investor), (ii) the Commitment Warrant, (iii) the Investment Commitment Opinion of Counsel (signed by the Company's counsel),
                           (iv) the Warrant Antidilution Agreement (executed by the Company and Investor),, and (v) a Secretary's Certificate as to (A) the resolutions of the Company's board of directors authorizing this transaction, (B) the Company's Certificate of Incorporation, and (C) the Company's Bylaws;

                  (b) this Investment Agreement, accepted by the Company, shall have been received by the Investor;

                  (c) the Company's Common Stock shall be listed for trading and actually trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange;

                  (d) other than continuing losses described in the Risk Factors set forth in the Disclosure Documents (provided for in Section 3.2.4), up through the Investment Commitment Closing there have been no material adverse changes in the Company's business prospects or financial condition since the date of the last balance sheet included in the Disclosure Documents, including but not limited to incurring material liabilities; and the representations and warranties of the Company in this Agreement shall be true and correct in all material respects;

                  (e) the Company shall deliver to the Investor an Officer's Certificate, signed by an officer of the Company, to the effect that the Conditions to Investment Commitment Closing set forth in this
                           Section 2.2.2 shall have been satisfied on the date of such Investment Commitment Closing.

                  2.3  Puts of Common Shares to the Investor.

                           2.3.1  Procedure to Exercise a Put.  Subject to the
Individual Put Limit, the Maximum Offering Amount and the Cap Amount (if applicable), and the other conditions and limitations set forth in this Agreement, at any time beginning on the date on which the Registration Statement is declared effective by the SEC (the "Effective Date"), the Company may, in its sole and absolute discretion, elect to exercise one or more Puts according to the following procedure, provided that each subsequent Put Date after the first Put Date shall be no sooner than five (5) Business Days following the preceding Pricing Period End Date:

                                    (a) Delivery of Advance Put Notice.At  least
ten (10) Business Days but not more than twenty (20) Business Days prior to any intended Put Date, the Company shall deliver advance written notice (the "Advance Put Notice," the form of which is attached hereto as Exhibit D, the date of such Advance Put Notice being the "Advance Put Notice Date") to Investor stating the Put Date for which the Company shall, subject to the limitations and restrictions contained herein, exercise a Put and stating the number of shares of Common Stock (subject to the Individual Put Limit and the Maximum Put Dollar Amount) which the Company intends to sell to the Investor for the Put (the "Intended Put Share Amount").

                  The Company may, at its option, also designate in any Advance Put Notice (i) a maximum dollar amount of Common Stock, not to exceed $2,000,000, which it shall sell to Investor during the Put (the "Company Designated Maximum Put Dollar Amount") and/or (ii) a minimum purchase price per Put Share at which the Investor may purchase shares of Common Stock pursuant to such Put Notice (a "Company Designated Minimum Put Share Price"). The Company Designated Minimum Put Share Price, if applicable, shall be no greater than the lesser of (i) 80% of the Closing Bid Price of the Company's common stock on the Business Day immediately preceding the Advance Put Notice Date, or (ii) the Closing Bid Price of the Company's common stock on the Business Day immediately preceding the Advance Put Notice Date minus $0.075. The Company may decrease (but not increase) the Company Designated Minimum Put Share Price for a Put at any time by giving the Investor written notice of such decrease not later than 12:00 Noon, New York City time, on the Business Day immediately preceding the Business Day that such decrease is to take effect. A decrease in the Company Designated Minimum Put Share Price shall have no retroactive effect on the determination of Trigger Prices and Excluded Days for days preceding the Business Day that such decrease takes effect, provided that the Put Share Price for all shares in a Put shall be calculated using the lowest Company Designated Minimum Put Share Price, as decreased.

                  Notwithstanding the above, if, at the time of delivery of an Advance Put Notice, more than two (2) Calendar Months have passed since the date of the previous Put Closing, such Advance Put Notice shall provide at least twenty (20) Business Days notice of the intended Put Date, unless waived in writing by the Investor; provided that in such case the Company may cancel the Put without penalty if written notice of such cancellation is given to the Investor more than ten (10) Business Days before the intended Put Date. In order to effect delivery of the Advance Put Notice, the Company shall (i) send the Advance Put Notice by facsimile on such date so that such notice is received by the Investor by 6:00 p.m., New York, NY time, and (ii) surrender such notice on such date to a courier for overnight delivery to the Investor. Upon receipt by the Investor of a facsimile copy of the Advance Put Notice, the Investor shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Advance Put Notice Confirmation," the form of which is attached hereto as Exhibit E) of the Advance Put Notice to the Company specifying that the Advance Put Notice has been received and affirming the intended Put Date and the Intended Put Share Amount.

                                    (b) Put Share Amount.  The "Put Share
Amount" is the number of shares of Common Stock that the Investor shall be obligated to purchase in a given Put, and shall equal the lesser of (i) the Intended Put Share Amount, and (ii) the Individual Put Limit. The "Individual Put Limit" shall equal the lesser of (A) 1,500,000 shares, (B) 15% of the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades that exceed the Maximum Block Trade Amount (as defined below), for all Evaluation Days (as defined below) in the Pricing Period, (C) the number of Put Shares which, when multiplied by their respective Put Share Prices, equals the Maximum Put Dollar Amount, and (D) the 9.9% Limitation, but in no event shall the Individual Put Limit exceed 15% of the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades that exceed the Maximum Block Trade Amount (as defined below), for the twenty (20) Business Days immediately preceding the Advance Put Notice Date (this limitation, together with the limitations in (A) and (B) immediately above are collectively referred to herein as the "Volume Limitations"). Company agrees not to trade Common Stock or arrange for Common Stock to be traded for the purpose of artificially increasing the Volume Limitations during any Extended Put Period.

         For purposes of this Agreement:

                  "Maximum Block Trade Amount" shall mean the greater of (i) 20,000 shares of Common Stock, or (ii) the lesser of (a) 10% of the total reported Trading Volume for the Business Day in question (excluding any block trades of 20,000 shares or more), or (b) 50,000 shares of Common Stock, or, if the Company is listed on the Nasdaq National Market throughout the Pricing Period for the Put, then "Maximum Block Trade Amount" shall mean the greater of
(i) 30,000 shares of Common Stock, or (ii) the lesser of (a) 10% of the total reported Trading Volume for the Business Day in question (excluding any block trades of 30,000 shares or more), or (b) 75,000 shares of Common Stock.

                  "Trigger Price" for any Pricing Period shall mean the greater of (i) the Company Designated Minimum Put Share Price, plus $0.05, or (ii) the Company Designated Minimum Put Share Price divided by .91.

                  An "Excluded Day" shall mean each Business Day during a Pricing Period where the lowest intra-day trading price of the Common Stock is less than the Trigger Price and each Business Day defined in Section 2.3.4 as an "Excluded Day".

                  An "Evaluation Day" shall mean each Business Day during a Pricing Period that is not an Excluded Day.

                                    (c) Put Share Price.  The purchase price
for the Put Shares (the "Put Share Price") shall equal the lesser of (i) the Market Price for such Put, minus $0.05, or (ii) 91% of the Market Price for such Put, but shall in no event be less than the Company Designated Minimum Put Share Price for such Put, if applicable.

                                    (d)  Delivery of Put Notice.  After
delivery of an Advance Put Notice, on the Put Date specified in the Advance Put Notice the Company shall deliver written notice (the "Put Notice," the form of which is attached hereto as Exhibit F) to Investor stating (i) the Put Date,
(ii) the Intended Put Share Amount as specified in the Advance Put Notice (such exercise a "Put"), (iii) the Company Designated Maximum Put Dollar Amount (if applicable), and (iv) the Company Designated Minimum Put Share Price (if applicable). In order to effect delivery of the Put Notice, the Company shall
(i) send the Put Notice by facsimile on the Put Date so that such notice is received by the Investor by 6:00 p.m., New York, NY time, and (ii) surrender such notice on the Put Date to a courier for overnight delivery to the Investor. Upon receipt by the Investor of a facsimile copy of the Put Notice, the Investor shall, within two (2) Business Days, send, via facsimile, a confirmation of receipt (the "Put Notice Confirmation," the form of which is attached hereto as Exhibit G) of the Put Notice to Company specifying that the Put Notice has been received and affirming the Put Date and the Intended Put Share Amount.

                                    (e)  Delivery of  Required  Put  Documents.
On or before the Put Date for such Put, the Company shall deliver the Required Put Documents (as defined in Section 2.3.6 below) to the Investor (or to an agent of Investor, if Investor so directs). Unless otherwise specifically requested by the Investor, the Put Shares shall be transmitted electronically pursuant to the Depository Trust Company DWAC system or such other electronic delivery system as the Investor shall request. If the Company has not delivered all of the Required Put Documents to the Investor on or before the Put Date, the Put shall be automatically cancelled (an "Impermissible Put Cancellation") and, for any Impermissible Put Cancellation after the first one, the Company shall pay the Investor $5,000 for its reasonable due diligence expenses incurred in preparation for the cancelled Put and the Company may deliver an Advance Put Notice for the subsequent Put no sooner than ten (10) Business Days after the date that such Put was cancelled. Also, in the event of a Put Interruption Notice that occurs prior to the Put Date, the Company shall pay the Investor $5,000 for its reasonable due diligence expenses incurred in preparation for the interrupted Put.

                                    (f)  Limitation on Investor's  Obligation to
Purchase Shares. Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be required to purchase, and an Intended Put Share Amount may not include, an amount of Put Shares, which when added to the number of Put Shares acquired by the Investor pursuant to this Agreement during the 61 days preceding the Put Date with respect to which this determination of the permitted Intended Put Share Amount is being made, would exceed 9.9% of the number of shares of Common Stock outstanding (on a fully diluted basis, to the extent that inclusion of unissued shares is mandated by Section 13(d) of the Exchange Act) on the Put Date for such Pricing Period, as determined in accordance with Section 13(d) of the Exchange Act (the "Section 13(d) Outstanding Share Amount"). Each Put Notice shall include a representation of the Company as to the Section 13(d) Outstanding Share Amount on the related Put Date. In the event that the Section 13(d) Outstanding Share Amount is different on any date during a Pricing Period than on the Put Date associated with such Pricing Period, then the number of shares of Common Stock outstanding on such date during such Pricing Period shall govern for purposes of determining whether the Investor, when aggregating all purchases of Shares made pursuant to this Agreement in the 61 calendar days preceding such date, would have acquired more than 9.9% of the Section 13(d) Outstanding Share Amount. The limitation set forth in this Section 2.3.1(f) is referred to as the "9.9% Limitation."

                           2.3.2  Termination  of Right to Put. The  Company's
right to initiate subsequent Puts to the Investor shall terminate permanently (each, an "Automatic Termination") upon the occurrence of any of the following:

                                    (a) if, at any time,  either the  Company
or any then director or executive officer of the Company has engaged in a transaction or conduct related to the Company that has resulted in (i) a Securities and Exchange Commission enforcement action, or (ii) a civil judgment or criminal conviction for fraud or misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

                                    (b) on any date  after a  cumulative  time
period or series of time periods, consisting only of Ineffective Periods and Delisting Events, that lasts for an aggregate of four (4) months;

                                    (c) if at any  time  the  Company  has
filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any subsidiary of the Company;

                                    (d)  after  the  sooner  of (i) the date
that is three (3) years after the Effective Date, or (ii) the Put Closing Date on which the aggregate of the Put Dollar Amounts for all Puts equal the Maximum Offering Amount (the "Commitment Period");

                                    (e) the Company has materially  breached
any covenant in Section 6 or Section 9 hereof and the Investor has provided the Company with written notice of such breach and such breach has not been cured within (10) business days of such notice or the Company fails to cure such breach within such time period; or

                                    (f) if no Registration  Statement has been
declared effective by the date that is one (1) year after the date of this Agreement, the Automatic Termination shall occur on the date that is one (1) year after the date of this Agreement.

                           2.3.3  Maximum  Offering  Amount.  The  Investor
shall not be obligated to purchase any additional Put Shares once the aggregate Put Dollar Amount paid by Investor equals the Maximum Offering Amount.

                           2.3.4    Put  Interruption.  Once the  Company
delivers an Advance Put Notice to the Investor, the Company may not cancel the Put. In the event of a "Put Interruption Event" (as defined below) during any Pricing Period, then (A) the Company shall notify the Investor in writing (a "Put Interruption Notice") as soon as possible by facsimile and overnight courier, but no later than the end of the Business Day in which the Company becomes aware of such facts, (B) the Pricing Period shall be extended or shortened, as applicable, such that the Pricing Period End Date is the tenth
(10th) Business Day after the date of such Put Interruption Notice from the Company (the "Put Interruption Date") or, in the case of 2.3.4(e) the tenth Business Day after the registration statement has been amended or supplemented to reflect such Material Breach, and (C) each Business Day from and including the Put Interruption Date through and including the Pricing Period End Date for the applicable Put (as extended or shortened, if applicable), shall be considered to be an "Excluded Day," as that term is used in this Agreement, and
(D) the Company Designated Minimum Put Share Price, if any, shall not apply to the affected Put. In the event that a Put Interruption Event occurs after an Advance Put Notice Date, but before the applicable Put Date, that Put shall be deemed to be terminated, and the Company may deliver an Advance Put Notice for a new Put anytime beginning on the following Business Day, if otherwise allowed under this Agreement. A "Put Interruption Event" shall mean any of the following: (i) an Automatic Termination, (ii) the failure of one of the items specified in Section 2.3.5 below to be true and correct on any day during and Extended Pricing Period, or (iii) the occurrence of one of the following events:

                                    (a) the  Company  has  announced  a
subdivision or combination, including a reverse split, of its Common Stock or has subdivided or combined its Common Stock;

                                    (b) the Company  has paid a dividend of its
Common  Stock or has made any otherdistribution of its Common Stock;

                                    (c) the Company has made a distribution  of
all or any portion of its assets orevidences of indebtedness to the holders of its Common Stock;

                                    (d) a Major Transaction has occurred; or

                                    (e) the Company  discovers the existence of
 Material  Facts or any  IneffectivePeriod or Delisting Event occurs

                           2.3.5  Conditions  Precedent  to the Right of the
Company to Deliver an Advance Put Notice or a Put Notice. The right of the Company to deliver an Advance Put Notice or a Put Notice is subject to the satisfaction, on the date of delivery of such Advance Put Notice or Put Notice, of each of the following conditions:

                  (a) the Company's Common Stock shall be listed for and trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market or the New York Stock Exchange and the Put Shares shall be so listed, and to the Company's knowledge there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such market or exchange;

                  (b) the Company shall have satisfied any and all obligations pursuant to the Registration Rights Agreement, including, but not limited to, the filing of the Registration Statement with the SEC with respect to the resale of all Registrable Securities and the requirement that the Registration Statement shall have been declared effective by the SEC for the resale of all Registrable Securities and the Company shall have satisfied and shall be in compliance with any and all obligations pursuant to this Agreement and the Warrants;

                  (c) the representations and warranties of the Company in Sections 5.1, 5.3, 5.4, 5.5, 5.6, 5.10, 5.13, 5.14,
                           5.15, 5.16, 5.18, 5.19, 5.21, and 5.25 hereof are
                           true and correct in all material respects as if made on such date, the Company has satisfied its obligations under Section 2.6 hereof and the conditions to Investor's obligations set forth in this Section 2.3.5 are satisfied in all material respects as of such Closing, and the Company shall deliver a certificate, signed by an officer of the Company, to such effect to the Investor;

                  (d) the Company shall have authorized and reserved for issuance a sufficient number of Common Shares for the purpose of enabling the Company to satisfy any obligation to issue Common Shares pursuant to any Put and to effect exercise of the Warrants;

                  (e) the Registration Statement is not subject to an Ineffective Period as defined in the Registration Rights Agreement, the prospectus included therein is current and deliverable, and to the Company's knowledge there is no notice of any investigation or inquiry concerning any stop order with respect to the Registration Statement;

                  (f) if the Aggregate Issued Shares after the Closing of the Put would exceed the Cap Amount, the Company shall have obtained the Stockholder 20% Approval as specified in Section 6.11, if the Company's Common Stock is listed on the NASDAQ Small Cap Market or the NASDAQ National Market System (the "NMS"), and such approval is required by the rules of the NASDAQ;

                  (g) the Company shall have no knowledge of any event that, in the Company's opinion, is more likely than not to have the effect of causing any Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the thirty Business Days following the date on which such Advance Put Notice and Put Notice is deemed delivered);

                  (h) there is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained, nor is there any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement;

                  (i) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings shall be in progress, pending or threatened by any person (other than the Investor or any affiliate of the Investor), that seek to enjoin or prohibit the transactions contemplated by this Agreement. For purposes of this paragraph
                           (i), no proceeding shall be deemed pending or threatened unless one of the parties has received written or oral notification thereof prior to the applicable Closing Date;

                  (j) the Put Shares delivered to the Investor are DTC eligible and can be immediately converted into electronic form;

                  (k) the Company shall have obtained all permits and qualifications (if any) required by any state securities laws or Blue Sky laws for the offer and sale of the Common Stock to the Investor and by the Investor or shall have the availability of exemptions therefrom; and

                  (l) the Put Shares shall have been delivered to the Depository Trust Company DWAC account specified by the Investor for the Put Shares.

                  (m) the Transfer Agent Instructions have been duly executed by both the Company and the Transfer Agent.

                             2.3.6 Documents Required to be Delivered on the Put Date as Conditions to Closing of any Put. The Closing of any Put and Investor's obligations hereunder shall additionally be conditioned upon the delivery to the Investor of each of the following (the "Required Put Documents") on or before the applicable Put Date:

                                    (a) a number of DWAC Put Shares  equal to
                    the Intended Put Share Amount shall have been delivered to the Depository Trust Company DWAC account specified by the Investor for the Put Shares (unless the Investor has requested physical stock certificates, in writing, in which case the Company shall have delivered to the Investor a number of physical Unlegended Share Certificates equal to the Intended Put Share Amount, in denominations of not more than 50,000 shares per certificate); and

                                    (b) the following  documents:  Put Opinion
                    of Counsel, Officer's Certificate, Put Notice, Registration Opinion, and any report or disclosure required under Section
                    2.3.7 or Section 2.5.

                           2.3.7  Accountant's Letter and Registration Opinion.

                                    (a) The  Company  shall  have  caused  to be
delivered to the Investor, (i) whenever required by Section 2.3.7(b) or by
Section 2.5.3, and (ii) on the date that is three (3) Business Days prior to each Put Date (the "Registration Opinion Deadline"), an opinion of the Company's independent counsel, in substantially the form of Exhibit N (the "Registration Opinion"), addressed to the Investor stating, inter alia, that no facts ("Material Facts") have come to such counsel's attention that have caused it to believe that the Registration Statement is subject to an Ineffective Period or to believe that the Registration Statement, any Supplemental Registration Statement (as each may be amended, if applicable), and any related prospectuses, contain an untrue statement of material fact or omits a material fact required to make the statements contained therein, in light of the circumstances under which they were made, not misleading. If a Registration Opinion cannot be delivered by the Company's independent counsel to the Investor on the Registration Opinion Deadline due to the existence of Material Facts or an Ineffective Period, the Company shall promptly notify the Investor and as promptly as possible amend each of the Registration Statement and any Supplemental Registration Statements, as applicable, and any related prospectus or cause such Ineffective Period to terminate, as the case may be, and deliver such Registration Opinion and updated prospectus as soon as possible thereafter. If at any time after a Put Notice shall have been delivered to Investor but before the related Pricing Period End Date, the Company acquires knowledge of such Material Facts or any Ineffective Period occurs, the Company shall promptly notify the Investor and shall deliver a Put Interruption Notice to the Investor pursuant to Section 2.3.4 by facsimile and overnight courier by the end of that Business Day.

                                    (b)     (i) the Company  shall engage its
independent auditors to perform the procedures in accordance with the provisions of Statement on Auditing Standards No. 71, as amended, as agreed to by the parties hereto, and reports thereon (the "Bring Down Cold Comfort Letters") as shall have been reasonably requested by the Investor with respect to certain financial information contained in the Registration Statement and shall have delivered to the Investor such a report addressed to the Investor, on the date that is three (3) Business Days prior to each Put Date.

                                            (ii) in the event that the Investor
shall have requested delivery of an Agreed Upon Procedures Report pursuant to
Section 2.5.3, the Company shall engage its independent auditors to perform certain agreed upon procedures and report thereon as shall have been reasonably requested by the Investor with respect to certain financial information of the Company and the Company shall deliver to the Investor a copy of such report addressed to the Investor. In the event that the report required by this Section 2.3.7(b) cannot be delivered by the Company's independent auditors, the Company shall, if necessary, promptly revise the Registration Statement and the Company shall not deliver a Put Notice until such report is delivered.

                           2.3.8   Investor's   Obligation   and  Right  to
Purchase Shares. Subject to the conditions set forth in this Agreement, following the Investor's receipt of a validly delivered Put Notice, the Investor shall be required to purchase (each a "Purchase") from the Company a number of Put Shares equal to the Put Share Amount, in the manner described below.

                           2.3.9  Mechanics of Put  Closing.  Each of the
Company and the Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement at or prior to each Closing. Subject to such delivery and the satisfaction of the conditions set forth in this Section 2, the closing of the purchase by the Investor of Shares shall occur by 5:00 PM, New York City Time, on the date which is five (5) Business Days following the applicable Pricing Period End Date (the "Payment Due Date") at the offices of Investor. On each or before each Payment Due Date, the Investor shall deliver to the Company, in the manner specified in
Section 8 below, the Put Dollar Amount to be paid for such Put Shares, determined as aforesaid, less any Non-Usage Fees that are due and unpaid by the Company. The closing (each a "Put Closing") for each Put shall occur on the date that both (i) the Company has delivered to the Investor all Required Put Documents, and (ii) the Investor has delivered to the Company such Put Dollar Amount and any Late Payment Amount, if applicable (each a "Put Closing Date").

                  If the Investor does not deliver to the Company the Put Dollar Amount for such Put Closing on or before the Payment Due Date, then the Investor shall pay to the Company, in addition to the Put Dollar Amount, an amount (the "Late Payment Amount") at a rate of X% per month, accruing daily, multiplied by such Put Dollar Amount, where "X" equals one percent (1%) for the first month following the date in question, and increases by an additional one percent (1%) for each month that passes after the date in question, up to a maximum of five percent (5%) per month; provided, however, that in no event shall the amount of interest that shall become due and payable hereunder exceed the maximum amount permissible under applicable law.

                           2.3.10   Limitation  on Short Sales.  The Investor
and its agents, representatives and affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) "short sale" (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or
(ii) hedging transaction, which establishes a net short position with respect to the Common Stock; provided, however, that the Investor or its agents, representatives and affiliates may enter into any short exempt sale or any short sale or other hedging or similar arrangement it deems appropriate with respect to Put Shares after it receives a Put Notice with respect to such Put Shares so long as such sales or arrangements do not involve more than the number of such Put Shares specified in the Put Notice.

                           2.3.11 Cap  Amount.  If the  Company  becomes  listed
on the Nasdaq Small Cap Market or the Nasdaq National Market, then, unless the Company has obtained Stockholder 20% Approval as set forth in Section 6.11 or unless otherwise permitted by Nasdaq, in no event shall the Aggregate Issued Shares exceed the maximum number of shares of Common Stock (the "Cap Amount") that the Company can, without stockholder approval, so issue pursuant to Nasdaq Rule 4460(i)(1)(d)(ii) (or any other applicable Nasdaq Rules or any successor rule) (the "Nasdaq 20% Rule").

                           2.3.12  Investment  Agreement  Termination.   The
Company may terminate (a "Company Termination") its right to initiate future Puts by providing written notice ("Termination Notice") to the Investor, by facsimile and overnight courier, at any time other than during an Extended Put Period. Following either a Company Termination or an Automatic Termination: (i) the Termination Fee, and any accrued but unpaid Non-Usage Fees, shall become due and payable as further described in Section 2.6 below, (ii) following payment of the Termination Fee and any accrued but unpaid Non-Usage Fees in full, no additional Non-Usage Fees shall accrue, and (iii) such termination shall have no effect on the parties' other rights and obligations under this Agreement or any of the agreements referenced in this Agreement, including but not limited to the Registration Rights Agreement, the Warrants or the Warrant Antidilution Agreement (collectively, the "Related Agreements"). Notwithstanding a Termination or Automatic Termination, the Related Agreements between the parties shall not terminate and shall remain in full force and effect in accordance with their respective terms. Notwithstanding the above, any Put Interruption Notice occurring during an Extended Put Period is governed by Section 2.3.4.

                           2.3.13   Return  of  Excess  Common  Shares.  In the
event that the number of Shares purchased by the Investor pursuant to its obligations hereunder is less than the Intended Put Share Amount, the Investor shall promptly return to the Company any shares of Common Stock in the Investor's possession that are not being purchased by the Investor.

                  2.4  Warrants.

                           2.4.1    Commitment Warrants. In partial
consideration hereof, following the execution of the Letter of Agreement dated on or about March 26, 2001 between the Company and the Investor, the Company issued and delivered to Investor warrants (the "Commitment Warrants") in the form attached hereto as Exhibit P, to purchase 510,000 shares of Common Stock. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement. The Investment Commitment Opinion of Counsel shall cover the issuance of the Commitment Warrant and the issuance of the common stock upon exercise of the Commitment Warrant.

                  Notwithstanding any Termination or Automatic Termination of this Agreement, regardless of whether or not the Registration Statement is or is not filed, and regardless of whether or not the Registration Statement is or is not declared effective by the SEC, the Investor shall retain full ownership of the Commitment Warrant, in accordance with its terms, as partial consideration for its commitment hereunder.

                           2.4.2  [Intentionally Left Blank].

                  2.5 Due Diligence Review. Subject to any limitations imposed by applicable laws, including Regulation FD promulgated under the Securities Exchange Act of 1934, the Company shall make available for inspection and review by the Investor (the "Due Diligence Review"), advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of Common Stock on behalf of the Investor pursuant to the Registration Statement, any Supplemental Registration Statement, or amendments or supplements thereto or any blue sky, NASD or other filing, all publicly available financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

                           2.5.1    Treatment of Nonpublic  Information.  The
Company shall not disclose nonpublic information to the Investor or to its advisors or representatives

                  Nothing herein shall require the Company to disclose nonpublic information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate nonpublic information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting nonpublic information (whether or not requested of the Company specifically or generally during the course of due diligence by and such persons or entities), which, if not disclosed in the Prospectus included in the Registration Statement, would cause such Prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 2.5 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain nonpublic information in the course of conducting due diligence in accordance with the terms of this Agreement; provided, however, that in no event shall the Investor's advisors or representatives disclose to the Investor the nature of the specific event or circumstances constituting any nonpublic information discovered by such advisors or representatives in the course of their due diligence without the written consent of the Investor prior to disclosure of such information.

                           2.5.2  Disclosure  of   Misstatements   and
Omissions. The Investor's advisors or representatives shall make complete disclosure to the Investor's counsel of all events or circumstances constituting nonpublic information discovered by such advisors or representatives in the course of their due diligence upon which such advisors or representatives form the opinion that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in the light of the circumstances in which they were made, not misleading. Upon receipt of such disclosure, the Investor's counsel shall consult with the Company's independent counsel in order to address the concern raised as to the existence of a material misstatement or omission and to discuss appropriate disclosure with respect thereto; provided, however, that such consultation shall not constitute the advice of the Company's independent counsel to the Investor as to the accuracy of the Registration Statement and related Prospectus.

                           2.5.3  Procedure  if  Material  Facts  are
Reasonably Believed to be Untrue or are Omitted. In the event after such consultation the Investor or the Investor's counsel reasonably believes that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading,

                                            (a)  the  Company   shall  file
with the SEC an amendment to the Registration Statement responsive to such alleged untrue statement or omission and provide the Investor, as promptly as practicable, with copies of the Registration Statement and related Prospectus, as so amended, or

                                            (b) if  the  Company  disputes  the
existence of any such material misstatement or omission, (i) the Company's independent counsel shall provide the Investor's counsel with a Registration Opinion and (ii) in the event the dispute relates to the adequacy of financial disclosure and the Investor shall reasonably request, the Company's independent auditors shall provide to the Company a letter ("Agreed Upon Procedures Report") outlining the performance of such "agreed upon procedures" as shall be reasonably requested by the Investor and the Company shall provide the Investor with a copy of such letter.

                  2.6 Commitment Payments.

                  On the last Business Day of each twelve (12) Calendar Month period following the Effective Date (each such period a "Commitment Evaluation Period"), if the Company has not sold at least $500,000 during the first such twelve month period and $1,000,000 thereafter, in aggregate Put Dollar Amount worth of Put Shares during that Commitment Evaluation Period, the Company, in consideration of Investor's commitment costs, including, but not limited to, due diligence expenses, shall pay to the Investor an amount (the "Non-Usage Fee") equal to the difference of (i) $100,000, minus (ii) 10% of the aggregate Put Dollar Amount of the Put Shares purchased by the Investor during that Commitment Evaluation Period. In the event that the Company delivers a Termination Notice to the Investor or an Automatic Termination occurs, the Company shall pay to the Investor (the "Termination Fee") the greater of (i) the Non-Usage Fee for the applicable Commitment Evaluation Period, or (ii) the difference of (x) $150,000, minus (y) 10% of the aggregate Put Dollar Amount of the Put Shares purchased by the Investor during all Puts to date, and the Company shall not be required to pay the Non-Usage Fee thereafter.

                  Each Non-Usage Fee or Termination Fee is payable, in cash or Common Stock (in the manner described below), at the Company's option, within ten (10) business days of the date it accrued. If such payment is made in restricted and unregistered Common Stock, the Company shall deliver to the Investor a number of shares of Common Stock equal to 125% of the amount of the Non-Usage Fee or Termination Fee that is then payable, divided by the lowest closing price of the Company's Common Stock for the five (5) Business Days immediately preceding the date of delivery of such shares to the Investor. The Company shall not be required to deliver any payments to Investor under this subsection until Investor has paid all Put Dollar Amounts that are then due.

         3. Representations, Warranties and Covenants of Investor. Investor hereby represents and warrantsto and agrees with the Company as follows:

                  3.1 Accredited Investor. Investor is an accredited investor ("Accredited Investor"), as defined in Rule 501 of Regulation D, and has checked the applicable box set forth in Section 10 of this Agreement.

                  3.2 Investment Experience; Access to Information; Independent Investigation.

                           3.2.1  Access to  Information.  Investor  or
Investor's professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this Offering, the Company and its business and prospects, and to obtain any additional information which Investor or Investor's professional advisor deems necessary to verify the accuracy and completeness of the information received.

                           3.2.2  Reliance on Own  Advisors.  Investor has
relied completely on the advice of, or has consulted with, Investor's own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any of the foregoing, within the meaning of Section 15 of the Act for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section 3.2.4 below and on the Opinion of Counsel). The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in this Agreement.

                           3.2.3   Capability  to  Evaluate.   Investor  has
such knowledge and experience in financial and business matters so as to enable such Investor to utilize the information made available to it in connection with this Offering in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 3.2.4 below).

                           3.2.4  Disclosure  Documents.  Investor,  in making
Investor's investment decision to subscribe for the Investment Agreement hereunder, represents that (a) Investor has received and had an opportunity to review (i) the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, (ii) the Company's quarterly report on Form 10-QSB for the quarters ended June 30, 2000, September 30, 2000, and March 31, 2001 (iii) the Risk Factors, attached as Exhibit I, (the "Risk Factors") (iv) the Capitalization Schedule, attached as Exhibit J, (the "Capitalization Schedule") and (v) the Use of Proceeds Schedule, attached as Exhibit K, (the "Use of Proceeds Schedule"); (b) Investor has read, reviewed, and relied solely on the documents described in (a) above, the Company's representations and warranties and other information in this Agreement, including the exhibits, documents prepared by the Company which have been specifically provided to Investor in connection with this Offering (the documents described in this Section 3.2.4 (a) and (b) are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Investor and Investor's representatives, if any; (c) Investor has, prior to the date of this Agreement, been given an opportunity to review material contracts and documents of the Company which have been filed as exhibits to the Company's filings under the Act and the Exchange Act and has had an opportunity to ask questions of and receive answers from the Company's officers and directors; and (d) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company other than those contained in the Disclosure Documents or incorporated herein or therein. The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in Sections 5 and 6 of this Agreement. Investor acknowledges and agrees that the Company has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about the Company by any third parties, including, but not limited to, analysts' research reports or comments (collectively, "Third Party Reports"), and Investor has not relied upon any Third Party Reports in making the decision to invest.

                           3.2.5  Investment  Experience;  Fend for Self.
Investor has substantial experience in investing in securities and it has made investments in securities other than those of the Company. Investor acknowledges that Investor is able to fend for Investor's self in the transaction contemplated by this Agreement, that Investor has the ability to bear the economic risk of Investor's investment pursuant to this Agreement and that Investor is an "Accredited Investor" by virtue of the fact that Investor meets the investor qualification standards set forth in Section 3.1 above. Investor has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with Investor's purposes.

                  3.3  Exempt Offering Under Regulation D.
                           3.3.1 No General Solicitation. The Investment
Agreement was not offered to Investor through, and Investor is not aware of, any form of general solicitation or general advertising, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                           3.3.2 Restricted  Securities.  Investor  understands
that the Investment Agreement is, the Common Stock issued at each Put Closing will be, and the Warrant Shares will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction exempt from the registration requirements of the federal securities laws and that under such laws and applicable regulations such securities may not be transferred or resold without registration under the Act or pursuant to an exemption therefrom. In this connection, Investor represents that Investor is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                           3.3.3  Disposition.  Without in any way  limiting the
representations set forth above, Investor agrees that until the Securities are sold pursuant to an effective Registration Statement or an exemption from registration, they will remain in the name of Investor and will not be transferred to or assigned to any broker, dealer or depositary. Investor further agrees not to sell, transfer, assign, or pledge the Securities (except for any bona fide pledge arrangement to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), or to otherwise dispose of all or any portion of the Securities unless and until:

                                    (a)     There is then in  effect a
registration statement under the Act and any applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement and in compliance with applicable prospectus delivery requirements; or

                                    (b)     (i)  Investor   shall  have
notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition to the extent relevant for determination of the availability of an exemption from registration, and (ii) if reasonably requested by the Company, Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Act or state securities laws. It is agreed that the Company will not require the Investor to provide opinions of counsel for transactions made pursuant to Rule 144 provided that Investor and Investor's broker, if necessary, provide the Company with the necessary representations for counsel to the Company to issue an opinion with respect to such transaction.

                  The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

                  3.4  Due Authorization.

                           3.4.1  Authority.  The person  executing this
Investment Agreement, if executing this Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Investor is executing this Agreement. Investor has reached the age of majority (if an individual) according to the laws of the state in which he or she resides.

                           3.4.2 Due Authorization.  Investor is duly and
validly organized, validly existing and in good standing as a limited liability company under the laws of Georgia with full power and authority to purchase the Securities to be purchased by Investor and to execute and deliver this Agreement.

                           3.4.3  Partnerships.  If Investor is a  partnership,
the representations, warranties, agreements and understandings set forth above are true with respect to all partners of Investor (and if any such partner is itself a partnership, all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

                           3.4.4  Representatives.  If Investor is  purchasing
in a representative or fiduciary capacity, the representations and warranties shall be deemed to have been made on behalf of the person or persons for whom Investor is so purchasing.

         4.       Acknowledgments.          Investor is aware that:

                  4.1 Risks of Investment. Investor recognizes that an investment in the Company involves substantial risks, including the potential loss of Investor's entire investment herein. Investor recognizes that the Disclosure Documents, this Agreement and the exhibits hereto do not purport to contain all the information, which would be contained in a registration statement under the Act;

                  4.2 No Government Approval. No federal or state agency has passed upon the Securities, recommended or endorsed this Offering, or made any finding or determination as to the fairness of this transaction;

                  4.3 No Registration, Restrictions on Transfer. As of the date of this Agreement, the Securities and any component thereof have not been registered under the Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged (except for any limited pledge in connection with a margin account of Investor to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), assigned or otherwise disposed of in the absence of an effective registration of the Securities and any component thereof under the Act or unless an exemption from such registration is available;

                  4.4 Restrictions on Transfer. Investor may not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities or any component thereof in the absence of either an effective registration statement or an exemption from the registration requirements of the Act and applicable state securities laws;

                  4.5 No Assurances of Registration. There can be no assurance that any registration statement will become effective at the scheduled time, or ever, or remain effective when required, and Investor acknowledges that it may be required to bear the economic risk of Investor's investment for an indefinite period of time;

                  4.6 Exempt Transaction. Investor understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Company in determining the applicability of such exemptions and the suitability of Investor to acquire such Securities.

                  4.7 Legends. The certificates representing the Put Shares shall not bear a legend restricting the sale or transfer thereof ("Restrictive Legend"). The certificates representing the Warrant Shares shall not bear a Restrictive Legend unless they are issued at a time when the Registration Statement is not effective for resale. It is understood that the certificates evidencing any Warrant Shares issued at a time when the Registration Statement is not effective for resale, subject to legend removal under the terms of
Section 6.8 below, shall bear the following legend (the "Legend"):

         "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or pursuant to an exemption therefrom."

         5. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Investor (which shall be true at the signing of this Agreement, and as of any such later date as specified hereunder) and agrees with Investor that, except as set forth in the "Schedule of Exceptions" attached hereto as Exhibit C:

                  5.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, USA and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would, in the Company's opinion, have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending, threatened or, to its knowledge, contemplated investigation or administrative or legal proceeding (a "Proceeding") by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., the Nasdaq Stock Market, Inc. or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents. None of the disclosed Proceedings, if any, will, in the Company's opinion, have a material adverse effect upon the Company. The Company does not have any subsidiaries.

                  5.2 Corporate Condition. The Company's condition is, in all material respects, as described in the Disclosure Documents (as further set forth in any subsequently filed Disclosure Documents, if applicable), except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. Except for continuing losses, there have been no material adverse changes to the Company's business, financial condition, or prospects from the dates of such Disclosure Documents through the date of the Investment Commitment Closing. The financial statements as contained in the Company's most recent 10-KSB and 10-QSB have been prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise permitted by Regulation S-X of the Exchange Act, or Generally Accepted Accounting Principles, as applicable), subject, in the case of unaudited interim financial statements, to customary year end adjustments and the absence of certain footnotes, and fairly present the financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the periods then ended. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents (other than liabilities incurred by the Company in the ordinary course of its business, consistent with its past practice, after the period covered by the Disclosure Documents). The Company has paid all material taxes that are due, except for taxes that it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending or, to the best of the Company's knowledge, threatened against the Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or herein necessary to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. No event or circumstance exists relating to the Company which, under applicable law, requires public disclosure but which has not been so publicly announced or disclosed.

                  5.3 Authorization. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Common Stock being sold hereunder and the issuance (and/or the reservation for issuance) of the Warrants and the Warrant Shares have been taken, and this Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. The Company has obtained all consents and approvals required for it to execute, deliver and perform each agreement referenced in the previous sentence.

                  5.4 Valid Issuance of Common Stock. The Common Stock and the Warrants, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Investor in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Warrant Shares, when issued in accordance with the terms of the Warrants, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Investor, will be issued in compliance with all applicable U.S. federal and state securities laws. The Put Shares, the Warrants and the Warrant Shares will be issued free of any preemptive rights.

                  5.5 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, each as amended and in effect on and as of the date of the Agreement, or of any material provision of any material instrument or material contract to which it is a party or by which it is bound or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would, in the Company's opinion, have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement or the Registration Rights Agreement. The execution, delivery and performance of this Agreement and the other agreements entered into in conjunction with this Offering and the consummation of the transactions contemplated hereby and thereby will not (a) result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, which would, in the Company's opinion, have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement, the Registration Rights Agreement, or (b) violate the Company's Certificate of Incorporation or By-Laws or (c) violate any statute, rule or governmental regulation applicable to the Company which violation would, in the Company's opinion, have a material adverse effect on the Company's business or prospects.

                  5.6 Reporting Company. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under
Section 12 of the Exchange Act, and has filed all reports required by the Exchange Act since the date the Company first became subject to such reporting obligations. The Company undertakes to furnish Investor with copies of such reports as may be reasonably requested by Investor prior to consummation of this Offering and thereafter, to make such reports available, for the full term of this Agreement, including any extensions thereof, and for as long as Investor holds the Securities. The Common Stock is duly listed or approved for quotation on the O.T.C. Bulletin Board. The Company is not in violation of the listing requirements of the O.T.C. Bulletin Board and does not reasonably anticipate that the Common Stock will be delisted by the O.T.C. Bulletin Board for the foreseeable future. The Company has filed all reports required under the Exchange Act. The Company has not furnished to the Investor any material nonpublic information concerning the Company.

                  5.7 Capitalization. The capitalization of the Company as of the date hereof subject to exercise of any outstanding warrants and/or exercise of any outstanding stock options, and after taking into account the offering of the Securities contemplated by this Agreement and all other share issuances occurring prior to this Offering, is as set forth in the Capitalization Schedule as set forth in Exhibit J. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. Except as disclosed in the Capitalization Schedule, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Act (except the Registration Rights Agreement).

                  5.8 Intellectual Property. To its knowledge, the Company has valid, unrestricted and exclusive ownership of or rights to use the patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business. Exhibit L lists all patents, trademarks, trademark registrations, trade names and copyrights of the Company. The Company has granted such licenses or has assigned or otherwise transferred a portion of (or all of) such valid, unrestricted and exclusive patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business as set forth in Exhibit L. The Company has been granted licenses, know-how, technology and/or other intellectual property necessary to the conduct of its business as set forth in Exhibit L. To the best of the Company's knowledge after due inquiry, the Company is not infringing on the intellectual property rights of any third party, nor is any third party infringing on the Company's intellectual property rights. There are no restrictions in any agreements, licenses, franchises, or other instruments that preclude the Company from engaging in its business as presently conducted.

                  5.9 Use of Proceeds. As of the date hereof, the Company expects to use the proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts set forth on the Use of Proceeds Schedule set forth as Exhibit K hereto. These purposes and amounts are estimates and are subject to change without notice to any Investor.

                  5.10 No Rights of Participation. No person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the financing contemplated by this Agreement which has not been waived.

                  5.11 Company Acknowledgment. The Company hereby acknowledges that Investor may elect to hold the Securities for various periods of time, as permitted by the terms of this Agreement, the Warrants, and other agreements contemplated hereby, and the Company further acknowledges that Investor has made no representations or warranties, either written or oral, as to how long the Securities will be held by Investor or regarding Investor's trading history or investment strategies.

                  5.12 No Advance Regulatory Approval. The Company acknowledges that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby have not been approved by the SEC, or any other regulatory body and there is no guarantee that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby will ever be approved by the SEC or any other regulatory body. The Company is relying on its own analysis and is not relying on any representation by Investor that either this Investment Agreement, the transaction contemplated hereby or the Registration Statement contemplated hereby has been or will be approved by the SEC or other appropriate regulatory body.

                  5.13 Underwriter's Fees and Rights of First Refusal. The Company is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent or other representative in connection with this Offering.

                  5.14 Availability of Suitable Form for Registration. The Company is currently eligible and agrees to maintain its eligibility to register the resale of its Common Stock on a registration statement on a suitable form under the Act.

                  5.15 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any of the Company's securities or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under Regulation D of the Act or would require the issuance of any other securities to be integrated with this Offering under the Rules of the SEC. The Company has not engaged in any form of general solicitation or advertising in connection with the offering of the Common Stock or the Warrants.

                  5.16 Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                  5.17 Key Employees. As of the date of this Agreement, each "Key Employee" (as defined in Exhibit M) is currently serving the Company in the capacity disclosed in Exhibit M. No Key Employee, to the best knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries.

                  5.18 Representations Correct. The foregoing representations, warranties and agreements are true, correct and complete in all material respects, and shall survive any Put Closing and the issuance of the shares of Common Stock thereby.

                  5.19 Tax Status. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                  5.20 Transactions With Affiliates. Except as set forth in the Disclosure Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  5.21 Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under Nevada law which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the issuance of the Common Stock, any exercise of the Warrants and ownership of the Common Shares and Warrant Shares. The Company has not adopted and will not adopt any "poison pill" provision that will be applicable to Investor as a result of transactions contemplated by this Agreement.

                  5.22     [Intentionally Left Blank].

                  5.23 Major Transactions. As of the date of this Agreement, there are no other Major Transactions currently pending or contemplated by the Company.

                  5.24 Financings. As of the date of this Agreement, there are no other financings currently pending or contemplated by the Company.

                  5.25 Shareholder Authorization. The Company shall, at its next annual shareholder meeting following its listing on either the Nasdaq Small Cap Market or the Nasdaq National Market, or at a special meeting to be held as soon as practicable thereafter, use its reasonable efforts to obtain approval of its shareholders to (i) authorize the issuance of the full number of shares of Common Stock which would be issuable under this Agreement and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "20% Approval") and (ii) increase the number of authorized shares of Common Stock of the Company (the "Share Authorization Increase Approval") such that at least 25,000,000 shares can be reserved for this Offering. In connection with such shareholder vote, the Company shall use its best efforts to cause all officers and directors of the Company to promptly enter into irrevocable agreements to vote all of their shares in favor of eliminating such prohibitions. As soon as practicable after the 20% Approval and the Share Authorization Increase Approval, the Company agrees to use its best efforts to reserve 25,000,000 shares of Common Stock for issuance under this Agreement.

                  5.26 Acknowledgment of Limitations on Put Amounts. The Company understands and acknowledges that the amounts available under this Investment Agreement are limited, among other things, based upon the liquidity of the Company's Common Stock traded on its Principal Market.

                   5.27 Dilution. The number of shares of Common Stock issuable as Put Shares may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines during the period between the Effective Date and the end of the Commitment Period. The Company's executive officers and directors fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that, whenever the Company elects to initiate a Put, its obligation to issue the Put Shares is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

         6.       Covenants of the Company.

                  6.1 Independent Auditors. The Company shall, until at least the Termination Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

                  6.2 Corporate Existence and Taxes; Change in Corporate Entity. The Company shall, until at least the Termination Date, maintain its corporate existence in good standing and, once it becomes a "Reporting Issuer" (defined as a Company which files periodic reports under the Exchange Act), remain a Reporting Issuer and shall pay all its taxes when due except for taxes which the Company disputes. The Company shall not, at any time after the date hereof, enter into any merger, consolidation or corporate reorganization of the Company with or into, or transfer all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity in such transaction, if not the Company (the "Surviving Entity"), (i) has Common Stock listed for trading on Nasdaq or on another national stock exchange and is a Reporting Issuer, (ii) assumes by written instrument the Company's obligations with respect to this Investment Agreement, the Registration Rights Agreement, the Transfer Agent Instructions, the Warrant Antidilution Agreement, the Warrants and the other agreements referred to herein, including but not limited to the obligations to deliver to the Investor shares of Common Stock and/or securities that Investor is entitled to receive pursuant to this Investment Agreement and upon exercise of the Warrants and agrees by written instrument to reissue, in the name of the Surviving Entity, any Warrants (each in the same terms, including but not limited to the same reset provisions, as the applicable Warrant originally issued or required to be issued by the Company) that are outstanding immediately prior to such transaction, making appropriate proportional adjustments to the number of shares represented by such Warrants and the exercise prices of such Warrants to accurately reflect the exchange represented by the transaction.

                  6.3 Registration Rights. Contemporaneously herewith, the Company will enter into a registration rights agreement covering the resale of the Common Shares and the Warrant Shares substantially in the form of the Registration Rights Agreement attached as Exhibit A.

                  6.4 Asset Transfers. The Company shall not (i) transfer, sell, convey or otherwise dispose of any of its material assets to any subsidiary except for a cash or cash equivalent consideration and for a proper business purpose or (ii) transfer, sell, convey or otherwise dispose of any of its material assets to any Affiliate, as defined below, during the Term of this Agreement. For purposes hereof, "Affiliate" shall mean any officer of the Company, director of the Company or owner of twenty percent (20%) or more of the Common Stock or other securities of the Company.

                  6.5  Capital Raising Limitations.

                           6.5.1    Capital  Raising  Limitations.   During  the
period from the date of this Agreement until the date that is ninety (90) days after the Termination Date (the "Limitation Period"), the Company shall not issue or sell, or agree to issue or sell Variable Equity Securities (as defined below), for cash in private capital raising transactions or any securities of the Company pursuant to an equity line structure or format similar in nature to this Offering without obtaining the prior written approval of the Investor of this Offering. For purposes hereof, the following shall be collectively referred to herein as the "Variable Equity Securities": any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (i) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, (ii) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security or upon the occurrence of specified contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or (iii) with a fixed purchase price or conversion, exercise or exchange price that is less than 75% of the average closing price of the Company's Common Stock for the five (5) trading days immediately preceding the closing of the offering.

                           6.5.2    [Intentionally Left Blank].

                           6.5.3  Exceptions to Capital  Raising.
Notwithstanding the above, the Capital Raising Limitations shall not apply to
(a) any transaction involving issuances of securities by the Company to a company being acquired by the Company, as payment to such company for such acquisition, or in connection with the exercise of options by employees or directors of the Company, or a primary underwritten offering of the Company's Common Stock, (b) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (c) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees or directors, (d) the issuance of debt securities, with no equity feature, incurred solely for working capital purposes or (e) any financing(s) completed prior to the Effective Date involving the issuance of an aggregate of up to 2.31 million shares of Common Stock at a price of no less than 12 cents per share.

                  6.6 Financial 10-KSB Statements, Etc. and Current Reports on Form 8-K. The Company shall deliver to the Investor copies of its annual reports on Form 10-KSB, and quarterly reports on Form 10-QSB and shall deliver to the Investor current reports on Form 8-K within two (2) days of filing for the Term of this Agreement.

                  6.7 Opinion of Counsel. Investor shall, concurrent with the Investment Commitment Closing, receive an opinion letter from the Company's legal counsel, in the form attached as Exhibit B, or in such form as agreed upon by the parties, and shall, concurrent with each Put Date, receive an opinion letter from the Company's legal counsel, in the form attached as Exhibit H or in such form as agreed upon by the parties.

                  6.8 Removal of Legend. If the certificates representing any Securities are issued with a restrictive Legend in accordance with the terms of this Agreement, the Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if (a) the sale of such Security is registered under the Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Investor), to the effect that a public sale or transfer of such Security may be made without registration under the Act, or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. Each Investor agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Act.

                  6.9 Listing. Subject to the remainder of this Section 6.9, the Company shall ensure that its shares of Common Stock (including all Warrant Shares and Put Shares) are listed and available for trading on the O.T.C. Bulletin Board. Thereafter, the Company shall (i) use its best efforts to continue the listing and trading of its Common Stock on the O.T.C. Bulletin Board or to become eligible for and listed and available for trading on the Nasdaq Small Cap Market, the NMS, or the New York Stock Exchange ("NYSE"); and
(ii) comply in all material respects with the Company's reporting, filing and other obligations under the By-Laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

                  6.10 The Company's Instructions to Transfer Agent. The Company will instruct the Transfer Agent of the Common Stock (the "Transfer Agent"), by delivering instructions in the form of Exhibit O hereto, to issue certificates, registered in the name of the Investor or its nominee, for the Put Shares and Warrant Shares in such amounts as specified from time to time by the Company upon any exercise by the Company of a Put and/or exercise of the Warrants by the holder thereof. Such certificates shall not bear a Legend unless issuance with a Legend is permitted by the terms of this Agreement and Legend removal is not permitted by Section 6.8 hereof and the Company shall cause the Transfer Agent to issue such certificates without a Legend. Nothing in this Section shall affect in any way Investor's obligations and agreement set forth in Sections
3.3.2 or 3.3.3 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If the Investor provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) an Investor transfers Securities, pursuant to Rule 144, the Company shall permit the transfer, and, in the case of Put Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to an Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Section 6.10 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6.10, that an Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                  6.11 Stockholder 20% Approval. Prior to the closing of any Put that would cause the Aggregate Issued Shares to exceed the Cap Amount, if required by the rules of NASDAQ because the Company's Common Stock is listed on NASDAQ, the Company shall obtain approval of its stockholders to authorize the issuance of the full number of shares of Common Stock which would be issuable pursuant to this Agreement but for the Cap Amount and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "Stockholder 20% Approval").

                  6.12 Press Release. Any public announcement relating to this financing (a "Press Release") shall be submitted to the Investor for review at least two (2) business days prior to the planned release. The Company shall not disclose the Investor's name in any press release or other public announcement without the Investor's prior written approval. The Company shall obtain the Investor's written approval of the Press Release prior to issuance by the Company which approval shall not be unreasonably withheld (except with respect to the inclusion of the Investor's name in any Press Release prior to effectiveness of a Registration Statement).

                  6.13 Change in Law or Policy. In the event of a change in law, or policy of the SEC, as evidenced by a No-Action letter or other written statements of the SEC or the NASD which causes the Investor to be unable to perform its obligations hereunder, the Investor and the Company shall cooperate to formulate an alternative structure to carry out the intent of this Agreement which does not violate such law or policy. If the Investor and the Company are unable to formulate such alternative structure, or such alternative structure would involve commercially unreasonable expenses, this Agreement shall be automatically terminated and no Termination Fee shall be due, provided that notwithstanding any termination under this section 6.13, the Investor shall retain full ownership of the Commitment Warrant, in accordance with its terms, as partial consideration for its commitment hereunder, and provided that such termination shall have no effect on the parties' other rights and obligations under this Agreement, the Registration Rights Agreement or the Warrant Antidilution Agreement, except that no additional Non-Usage Fees shall accrue.

                  6.14. Notice of Certain Events Affecting Registration; Suspension of Right to Make a Put. The Company shall immediately notify the Investor, but in no event later than two (2) business days by facsimile and by overnight courier, upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) the declaration by the SEC of the effectiveness of a Registration Statement; and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company shall promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Notice during the continuation of any of the foregoing events.

                  6.15 Acknowledgment Regarding Investor's Purchase of the Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor's purchase of the Securities. The Company further represents to the Investor that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

                  6.16. Liquidated Damages. The parties hereto acknowledge and agree that the sums payable as Non-Usage Fees, Termination Fees and Ineffective Period Payments shall each give rise to liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred by the Investor is incapable or is difficult to precisely estimate,
(b) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor, and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                  6.17. Copies of Financial Statements, Reports and Proxy Statements. Promptly upon the mailing thereof to the shareholders of the Company generally, the Company shall deliver to the Investor copies of all financial statements, reports and proxy statements so mailed and any other document generally distributed to shareholders.

                  6.18. Notice of Certain Litigation. Promptly following the commencement thereof, the Company shall provide the Investor written notice and a description in reasonable detail of any litigation or proceeding to which the Company or any subsidiary of the Company is a party, in which the amount involved is $250,000 or more and which is not covered by insurance or in which injunctive or similar relief is sought.

                  6.19. Term. The term ("Term") of this Agreement shall be a period of time beginning on the date of this Agreement and ending on the Termination Date, provided that notwithstanding the expiration of the Term and notwithstanding any Termination or Automatic Termination, (A) the Company's covenants in Sections 4.7, 5.1, 5.4, 6.1, 6.2, 6.3, 6.4, 6.8, 6.9, 6.10, 6.13
and 7.9 hereof shall survive and remain in full force and effect until sixty
(60) days following the later of (i) the Termination Date or (ii) the date that all of the Warrants have been exercised, (B) the Company's covenants under
Section 7.8 and Section 9 hereof shall survive and remain in full force and effect for the full period of time that a suit could be brought against the Investor with respect to this Agreement, the Related Agreements or with respect to the Registration Statement and related prospectus under any applicable statutes of limitations, and (C) notwithstanding a Termination or Automatic Termination, the Related Agreements between the parties shall not terminate and shall remain in full force and effect in accordance with their respective terms.

         7.       Miscellaneous.

                  7.1 Representations and Warranties Survive the Closing; Severability. Investor's and the Company's representations and warranties shall survive the Investment Date and any Put Closing contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, or is altered by a term required by the Securities Exchange Commission to be included in the Registration Statement, this Agreement shall continue in full force and effect without said provision; provided that if the removal of such provision materially changes the economic benefit of this Agreement to the Investor, this Agreement shall terminate.

                  7.2 Successors and Assigns. This Agreement shall not be assignable by either party.

                  7.3 Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

                  7.4 Titles and Subtitles; Gender. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neuter pronoun shall be deemed to include a reference to the others.

                  7.5 Written Notices, Etc. Any notice, demand or request required or permitted to be given by the Company or Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile or upon receipt if by overnight or two (2) day courier, addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement and their counsel at the addresses set forth below or such other address as a party, or their counsel, may request by notifying the other in writing;.

Counsel to the Company:             Membrado & Montell, LLP
                                    535 West 34th Street, 2nd Floor
                                    New York, New York 10001
                                    Attention: Michael Membrado
                                    Tel No:  (646) 792-2256
                                    Fax No.:  (646) 792-2258

                  7.6 Expenses. Except as set forth in the Registration Rights Agreement, each of the Company and Investor shall pay all costs and expenses that it respectively incurs, with respect to the negotiation, execution, delivery and performance of this Agreement.

                  7.7 Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Common Stock certificates, the Warrants, the Registration Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants, whether oral, written, or otherwise except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

                  7.8 Arbitration; Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws. Any controversy or claim arising out of or related to the Transaction Documents or the breach thereof, shall be settled by binding arbitration in Atlanta, Georgia in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). A proceeding shall be commenced upon written demand by Company or any Investor to the other. The arbitrator(s) shall enter a judgment by default against any party, which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of the parties' respective positions in the issues in dispute. Each party submits irrevocably to the jurisdiction of any state court sitting in Atlanta, Georgia or to the United States District Court sitting in Georgia for purposes of enforcement of any discovery order, judgment or award in connection with such arbitration. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.

                  Although the parties, as expressed above, agree that all claims, including claims that are equitable in nature, for example specific performance, shall initially be prosecuted in the binding arbitration procedure outlined above, if the arbitration panel dismisses or otherwise fails to entertain any or all of the equitable claims asserted by reason of the fact that it lacks jurisdiction, power and/or authority to consider such claims and/or direct the remedy requested, then, in only that event, will the parties have the right to initiate litigation respecting such equitable claims or remedies. The forum for such equitable relief shall be in either a state or federal court sitting in Atlanta, Georgia. Each party waives any right to a trial by jury, assuming such right exists in an equitable proceeding, and irrevocably submits to the jurisdiction of said Georgia court. Georgia law shall govern both the proceeding as well as the interpretation and construction of the Transaction Documents and the transaction as a whole.

                  7.9 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on the Principal Market on any given Trading Day for the purposes of this Agreement shall be the Bloomberg L.P. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

         8.       Subscription and Wiring Instructions; Irrevocability.

                    (a) Wire transfer of Subscription Funds. Investor shall deliver Put Dollar Amounts (as payment towards any Put Share Price) by wire transfer, to the Company pursuant to a wire instruction letter to be provided by the Company, and signed by the Company.

                    (b) Irrevocable Subscription. Investor hereby acknowledges and agrees, subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by Investor, that this Agreement is irrevocable and that Investor is not entitled to cancel, terminate or revoke this Agreement or any other agreements executed by such Investor and delivered pursuant hereto, and that this Agreement and such other agreements shall survive the death or disability of such Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Securities subscribed for are to be owned by more than one person, the obligations of all such owners under this Agreement shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

         9.       Indemnification and Reimbursement.

                           (a)  Indemnification.  In consideration of the
Investor's execution and delivery of the Investment Agreement, the Registration Rights Agreement and the Warrants (the "Transaction Documents") and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Investor and all of its stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents, members, partners or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorney's fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or documents contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim, derivative or otherwise, by any stockholder of the Company based on a breach or alleged breach by the Company or any of its officers or directors of their fiduciary or other obligations to the stockholders of the Company, or (d) claims made by third parties against any of the Indemnitees based on a violation of
Section 5 of the Securities Act caused by the integration of the private sale of common stock to the Investor and the public offering pursuant to the Registration Statement.

                  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

                  Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 9, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 9, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this
Section 9 to the extent it is prejudicial.

                           (b)  Reimbursement.  If (i) the Investor,
other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if the Investor is impleaded in any such action, proceeding or investigation by any person or entity, or (ii) the Investor, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if the Investor is impleaded in any such action, proceeding or investigation by any person or entity, then in any such case, the Company will reimburse the Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation ) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which the Investor is a named party, the Company will pay the Investor the charges, as reasonably determined by the Investor, for the time of any officers or employees of the Investor devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearing, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investor and any such Affiliate and any such person or entity. The Company also agrees that neither the Investor nor any such Affiliate, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the Investor or any inaccuracy in any representation or warranty of the Investor contained herein or any breach by the Investor of any of the provisions hereof.



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         10.      Accredited  Investor.  Investor  is  an  "accredited
investor"  because  (check  all  applicable boxes):

         (a)      [ ]      it is an organization described in Section
                           501(c)(3) of the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

         (b)      [ ]      any trust, with total assets in excess of
                           $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

         (c)      [ ]      a natural person, who

                  [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

                  [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

                  [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         (d)      [ ]      an entity each equity owner of which is an entity
                           described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

         (e)      [ ]      other [specify] ___________________________.

         The undersigned hereby subscribes the Maximum Offering Amount and acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

         IN WITNESS WHEREOF, the undersigned Investor does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Investor by the following signature(s) executed this Agreement.

Dated this 6th day of June, 2001.


SWARTZ PRIVATE EQUITY, LLC


By:      /s/ Eric S. Swartz
         ---------------------------
             Eric S. Swartz, Manager


SECURITY DELIVERY INSTRUCTIONS:
Swartz Private Equity, LLC
c/o Eric S. Swartz
300 Colonial Center Parkway
Suite 300
Roswell, GA 30076
Telephone: (770) 640-8130


THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF THE MAXIMUM OFFERING AMOUNT ON THE 6TH DAY OF JUNE, 2001.


                                              FINDEX.COM, INC.


                                              By:      /s/ Steven Malone
                                                  ------------------------------
                                                    Steven Malone, President

                                     Address:
                                              Attn: Steven Malone, President
                                              11640 Arbor Street, Suite 201
                                              Omaha, NE  68144
                                              Telephone (402) 333-1900
                                              Facsimile  (402) 778-5763

                                      EXHIBIT D
                                 ADVANCE PUT NOTICE



FindEx.com, Inc. (the "Company") hereby intends, subject to the Individual Put Limit (as defined in the Investment Agreement), to elect to exercise a Put to sell the number of shares of Common Stock of the Company specified below, to _____________________________, the Investor, as of the Intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about June 6, 2001.


                 Date of Advance Put Notice: ___________________


                 Intended Put Date: ___________________________


                 Intended Put Share Amount: __________________

                 Company Designation Maximum Put Dollar Amount (Optional):
                 ________________________________________.

                 Company Designation Minimum Put Share Price (Optional):
                 ________________________________________.



                                                     FINDEX.COM, INC.



                                        By:
                                            _________________________________
                                              Steven Malone, President

                               Address:
                                        Attn: Steven Malone, President
                                        11640 Arbor Street, Suite 201
                                        Omaha, NE  68144
                                        Telephone (402) 333-1900
                                        Facsimile  (402) 778-5763

                                        EXHIBIT E
                          CONFIRMATION of ADVANCE PUT NOTICE


_________________________________, the Investor, hereby confirms receipt of
FindEx.com, Inc.'s (the "Company") Advance Put Notice on the Advance Put Date written below, and its intention to elect to exercise a Put to sell shares of common stock ("Intended Put Share Amount") of the Company to the Investor, as of the intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about June 6, 2001.


                                    Date of Confirmation: ____________________

                                    Date of Advance Put Notice: _______________

                                    Intended Put Date: ________________________

                      Intended Put Share Amount: ________________

                      Company Designation Maximum Put Dollar Amount (Optional):
                      ________________________________________.

                      Company Designation Minimum Put Share Price (Optional):
                      ________________________________________.

                                       INVESTOR(S)

                                       ___________________________________
                                       Investor's Name

                                       By: ________________________________
                                                (Signature)
                      Address:         ____________________________________

                                       ____________________________________

                                       ____________________________________

                      Telephone No.: ___________________________________

                      Facsimile No.:  ___________________________________

                                  EXHIBIT F
                                 PUT NOTICE

FindEx.com, Inc. (the "Company") hereby elects to exercise a Put to sell shares of common stock ("Common Stock") of the Company to _____________________________, the Investor, as of the Put Date, at the Put Share Price and for the number of Put Shares written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about June 6, 2001.

            Put Date: _________________

            Intended Put Share Amount (from Advance Put Notice): _______ Common Shares


            Company Designation Maximum Put Dollar Amount (Optional):
            ________________________________________.

            Company Designation Minimum Put Share Price (Optional):
            ________________________________________.



Note: Capitalized terms shall have the meanings ascribed to them in this Investment Agreement.




                                             FINDEX.COM, INC.


                                             By:
                                                 ---------------------------
                                                   Steven Malone, President

                                    Address:
                                             Attn: Steven Malone, President
                                             11640 Arbor Street, Suite 201
                                             Omaha, NE  68144
                                             Telephone (402) 333-1900
                                             Facsimile  (402) 778-5763

                                   EXHIBIT G
                           CONFIRMATION of PUT NOTICE


_________________________________, the Investor, hereby confirms receipt of
FindEx.com, Inc. (the "Company") Put Notice and election to exercise a Put to sell ___________________________ shares of common stock ("Common Stock") of the Company to Investor, as of the Put Date, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC dated on or about June 6, 2001.


                    Date of Confirmation: ____________________

                    Date of Put Notice: _______________

                    Put Date: ________________________

                    Intended Put Share Amount: ________________

                    Company Designation Maximum Put Dollar Amount (Optional):
                    ________________________________________.

                    Company Designation Minimum Put Share Price (Optional):
                    ________________________________________.


                                     INVESTOR(S)

                                     ___________________________________
                                     Investor's Name

                                     By: _________________________________
                                              (Signature)
                    Address:         ___________________________________

                                     ____________________________________

                                     ____________________________________

                    Telephone No.: ___________________________________

                    Facsimile No.: ____________________________________